                                                                     EXHIBIT 4.1


                                  redENVELOPE
COMMON STOCK                                                COMMON STOCK
RE

                                                          CUSIP 75733R 60 1
                                                           SEE REVERSE FOR
                                                         CERTAIN DEFINITIONS


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



THIS CERTIFIES THAT




is the record holder of


FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE OF

-----------------------------  RedEnvelope, INC.  ------------------------------

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile signatures of its duly authorized officers.

Dated:





/s/ Eric C. Wong                            /s/ Alison L. May
-----------------------                     -----------------------------
CHIEF FINANCIAL OFFICER                     PRESIDENT AND CHIEF EXECUTIVE
AND SECRETARY                               OFFICER








COUNTERSIGNED AND REGISTERED:
  AMERICAN STOCK TRANSFER & TRUST COMPANY
      (New York, New York)

                           Transfer Agent
                            and Registrar


                     Authorized Signature

                                REDENVELOPE, INC.

      The Corporation will furnish to any stockholder upon request and without charge a full statement of the designations, preferences, limitations, and relative rights of the shares of each class of shares authorized to be issued and the variations in the relative rights and preferences between the shares of each series of a class of shares so far as the same have been fixed and determined and the authority of the board of directors to fix and determine the relative rights and preferences of the subsequent series.

            The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM -   as tenants in common
      TEN ENT -   as tenants by the entireties
      JT TEN  -   as joint tenants with right
                  of survivorship and not as
                  tenants in common



UNIF GIFT MIN ACT- _____________________    Custodian __________________________
                          (Cust)                                (Minor)

               under Uniform Gifts to Minors

               Act _____________________________________________________________
                                               (State)


UNIF TRF MIN ACT- _______________   Custodian (until age __________________ )
                          (Cust)

                  __________________ under Uniform Transfers
                       (Minor)

                  to Minors Act ________________________________________________
                                                    (State)

    Additional abbreviations may also be used though not in the above list.


For value received, _______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
________________________________________   _____________________________________

________________________________________   _____________________________________

________________________________________________________________________________
    PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE


_________________________________________________ shares of common stock represented by the within Certificate and do hereby irrevocably constitute and appoint

_________________________________________________ attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ________________,_____              X ____________________________________

                                          X ____________________________________

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatsoever.

Signature(s) Guaranteed

By ____________________________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.